MERRILL LYNCH CONNECTICUT MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED DECEMBER 30, 1997 TO
                      PROSPECTUS DATED OCTOBER 28, 1997

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements," which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Robert D. Sneeden is the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. He has been an Assistant Vice President of MLAM since 1994. Prior to that he was a Vice President of Lehman Brothers Inc. from 1990 to 1994.

Code #18110-1097ALL